COHEN & STEERS REALTY SHARES, INC.

CLASS A (CSJAX), CLASS C (CSJCX), CLASS F (CSJFX), CLASS I (CSJIX),

CLASS L (CSRSX), CLASS R (CSJRX) AND CLASS Z (CSJZX) SHARES

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC. (CSRIX)

Supplement dated September 18, 2023 to

Summary Prospectus and Prospectus dated May 1, 2023

Statement of Additional Information dated September 1, 2023

Effective January 1, 2024, Ji Zhang will be added as a portfolio manager of Cohen & Steers Realty Shares, Inc. and Cohen & Steers Institutional Realty Shares, Inc., collectively (the “Funds”). Jason Yablon, Mathew Kirschner and Jon Cheigh will continue to serve as portfolio managers of the Funds. As of July 31, 2023, Ji Zhang did not beneficially own any equity securities of Cohen & Steers Realty Shares, Inc. As of July 31, 2023, Ji Zhang beneficially owned 1,202 shares of Cohen & Steers Institutional Realty Shares, Inc.

Accordingly, the section titled “Investment Management—Portfolio Managers” of each Fund’s Summary Prospectus and Prospectus is hereby replaced in its entirety with the following:

The Fund’s portfolio managers are:

Jason Yablon—Executive Vice President of the Advisor. Mr. Yablon has been a portfolio manager of the Fund since 2013.

Mathew Kirschner—Senior Vice President of the Advisor. Mr. Kirschner has been a portfolio manager of the Fund since 2020.

Jon Cheigh—Chief Investment Officer and Executive Vice President of the Advisor. Mr. Cheigh has been a portfolio manager of the Fund since 2007.

Ji Zhang—Senior Vice President of the Advisor. Ms. Zhang has been a portfolio manager of the Fund since 2024.

In addition, the section titled “Management of the Fund—Portfolio Managers” of each Fund’s Prospectus is hereby replaced in its entirety with the following:

The Fund’s portfolio managers are:

Jason Yablon—Mr. Yablon joined the Advisor in 2004 and currently serves as Executive Vice President of the Advisor. He is based in New York.

Mathew Kirschner—Mr. Kirschner joined the Advisor in 2004 and currently serves as Senior Vice President of the Advisor. Mr. Kirschner is a Chartered Financial Analyst charterholder. He is based in New York.

Jon Cheigh—Mr. Cheigh joined the Advisor in 2005 and currently serves as Chief Investment Officer and Executive Vice President of the Advisor. He is based in New York.

Ji Zhang—Ms. Zhang joined the Advisor in 2018 and currently serves as Senior Vice President of the Advisor. Ms. Zhang is a Chartered Financial Analyst charterholder. She is based in New York.

The Advisor utilizes a team-based approach in managing the Fund. Messrs. Yablon and Kirschner and Ms. Zhang direct and supervise the execution of the Fund’s investment strategy, and lead and guide the other members of the investment team.

The SAI contains additional information about the portfolio managers’ compensation, other accounts they manage, and their ownership of securities in the Fund.

In addition, the “Accounts Managed” table of the section titled “Investment Advisory and Other Services— Portfolio Managers” of the Funds’ Statement of Additional Information is hereby revised with respect to each Fund as follows:

	Number of Other Accounts Managed and Assets ($mm) by Account Type
	Registered Investment Companies		Other Pooled Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Realty Shares*
Jason Yablon	11	$20,635	16	$8,782	36	$5,706	(1)
Mathew Kirschner	10	$18,788	19	$10,483	30	$5,231	(1)
Jon Cheigh	5	$9,367	32	$4,455	22	$6,894
Ji Zhang	2	$2,321	31	$4,333	24	$7,146
Institutional Realty Shares*
Jason Yablon	11	$20,071	16	$8,782	36	$5,706	(1)
Mathew Kirschner	10	$18,803	19	$10,483	30	$5,231	(1)
Jon Cheigh	5	$8,803	32	$4,455	22	$6,894
Ji Zhang	2	$2,321	31	$4,333	24	$7,146

*	Other accounts managed data as of July 31, 2023.
(1)	Two “Other Accounts”, with total assets of $250 million as of July 31, 2023, are subject to performance based fees.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR RECORDS

CSR_CSIRSUMPRO – 9.2023